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                                                                   Exhibit 10.28





                                   EXHIBIT A-2


                             THE MELCO V291 PRODUCT







1.1      IDENTIFICATION OF THE LICENSED TECHNOLOGY:
         ###

2.       MELCO PAYMENTS


2.1      ###
         ###











2.2      Payment Information
         MELCO shall make wire transfer payments in US dollars to Geoworks as follows:

          ###




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3.       TERM OF AGREEMENT AS TO THE V291 PROJECT

         The term of this Project Exhibit shall be one calendar year from April 1, 1999 through March 31, 2000.


4.       PRODUCT DEFINITION

         ###

5.       PROJECT DOCUMENTS

5.1      SPECIFICATIONS
         ###

         5.2 PROJECT ASSESSMENT MEETINGS: The designated project managers of MELCO and GEOWORKS will meet to determine and assess the status of the project and set goals for the fiscal quarter to follow on the following period:

         September 1-2, 1999
         December 1-2, 1999

5.3      FINAL PROJECT REVIEW AND ASSESSMENT MEETING:

         March 1-2, 2000

         The purpose of this meeting is for MELCO to raise any issues relating to GEOWORKS' performance together with MELCO'S proposal for resolution, including any time deadlines. MELCO must deliver at the meeting on March 1-2, 2000 a definitive list of issues and proposed resolutions. GEOWORKS' response will be due by March 10, 2000. In the event all issues are not resolved by March 17, 2000, the parties will meet in person on March 22-23, 2000 for the purpose of resolving all issues to completion. In the event the parties do not resolve all issues at that time, any portion of retained NRE fees relating to resolved issues will be paid to Geoworks, and any portion of the retained NRE fees still relating to disputed issues will be placed in escrow for final determination by arbitration under Section 16.2 of the Technology License Agreement dated as of November 12, 1997.


5.4      Project Plan
         To be attached

5.5      QA Plans
         To be attached




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6.       Project Managers:

6.1      Identification of the Geoworks Project Manager:
                  ###

6.2      Identification of the MELCO Project Manager:

                  ###

6.3      PROCEDURE FOR CHANGING PROJECT MANAGER:
         A Party may change its designated Project Manager by giving notice of the change to the other Party, in the manner set forth in Section 16.8 (Notices).



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                 LIST OF DOCUMENTS TO BE ATTACHED TO EXHIBIT A-2


         Acceptance Criteria

         Specifications: To be determined

         Project Plan

         QA Plan




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